Exhibit 99.1

CONTACT:	Kim Detwiler UNIVEST CORPORATION OF PENNSYLVANIA Vice President, Director of Corporate Communications 215-721-8396, detwilerk@univest.net
FOR IMMEDIATE RELEASE
UNIVEST CORPORATION OF PENNSYLVANIA – UNIVEST NATIONAL
BANK AND TRUST CO. – REPORTS FOURTH QUARTER EARNINGS
SOUDERTON, Pa., January 28, 2009 – Univest Corporation of Pennsylvania (NASDAQ: UVSP), parent company of Univest National Bank and Trust Co. of Souderton, Pa., has reported net income of $3,805,000 or $0.30 basic net income per share for the fourth quarter ended December 31, 2008, compared to $6,547,000 or $0.51 basic net income per share for the fourth quarter ended December 31, 2007. Diluted earnings per share were $0.29 for the fourth quarter ended December 31, 2008, compared to $0.51 per share for the fourth quarter ended December 31, 2007.
For the twelve months ended December 31, 2008, Univest reported net income of $20,590,000 or $1.60 basic net income per share, compared to $25,557,000 or $1.98 basic net income per share reported for the twelve months ended December 31, 2007. Diluted earnings per share were $1.60 and $1.98 for the twelve months ended December 31, 2008 and 2007 respectively.
On January 2, 2008, Univest Corporation paid a quarterly cash dividend of $0.20 per share.
Average assets for fiscal 2008 totaled $2,025,060,000 compared to $1,932,264,000 for the same period in 2007.  This is an increase of 4.80%.  Total average shareholders’ equity increased 7.30% year-over-year with $204,095,000 for fiscal 2008, compared to $190,215,000 for the same period in 2007.
“Univest’s focused and disciplined business approach, strong capital position and high-quality credit culture helped us end a challenging year with solid core operations,” said William S. Aichele, chairman, president and chief executive officer of Univest Corporation of Pennsylvania. “We remain well-capitalized, without government assistance, and are well positioned to seize opportunities in the future as we execute our long-term growth strategy and build shareholder value.”

About Univest Corporation
Headquartered in Souderton, Pa., Univest Corporation of Pennsylvania (www.univest.net) and its subsidiaries serve the financial needs of residents, businesses, and nonprofit organizations in Bucks, Chester, Montgomery and Lehigh counties.  Univest National Bank and Trust Co., member FDIC and Equal Housing Lender, offers customers 33 financial service centers, 12 retirement financial services centers, and 38 ATM locations throughout the region, and is the parent company of Univest Capital, Inc., a small ticket commercial finance business;  Univest Insurance, Inc., an independent insurance agency headquartered in Lansdale, Pa., which serves commercial and personal customers; and  Univest Investments, Inc., Member FINRA and SIPC, a full-service broker-dealer and investment advisory firm. For more information on Univest Corporation of Pennsylvania and its subsidiaries, please visit www.univest.net.
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This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Actual results and trends could differ materially from those set forth in such statements due to various factors.  Such factors include the possibility that increased demand or prices for the Company’s financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the company’s filings with the Securities and Exchange Commission.

Univest Corporation of Pennsylvania
Consolidated Selected Financial Data
December 31, 2008
(Dollars in thousands)

Balance Sheet (Period End)	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
Assets	$2,084,797	$2,046,390	$2,012,659	$2,059,572	$1,972,505
Securities	443,026	418,804	429,844	471,962	423,448
Loans and leases, gross	1,450,436	1,441,899	1,398,269	1,357,887	1,355,442
Allowance for loan and lease losses	13,118	14,954	13,713	12,997	13,086
Loans and leases, net	1,437,318	1,426,945	1,384,556	1,344,890	1,342,356
Total deposits	1,527,328	1,507,527	1,504,007	1,616,843	1,532,603
Non-interest bearing deposits	221,863	226,606	233,436	230,531	226,513
NOW, Money Market and Savings	795,495	783,830	788,177	925,613	816,294
Time deposits	509,970	497,091	482,394	460,699	489,796
Borrowings	312,736	304,368	275,345	202,073	208,729
Shareholders’ equity	203,207	204,251	203,138	203,263	198,726

	For the three months ended,					For the twelve months ended,
Balance Sheet (Average)	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	12/31/08	12/31/07
Assets	$2,028,900	$2,020,537	$2,044,987	$2,005,682	$1,951,233	$2,025,060	$1,932,264
Securities	414,764	422,994	459,469	449,828	407,461	436,666	391,740
Loans and leases, gross	1,437,727	1,422,774	1,392,177	1,354,584	1,356,625	1,401,971	1,367,017
Deposits	1,523,964	1,503,402	1,560,015	1,565,693	1,522,238	1,538,134	1,498,777
Shareholders’ equity	205,384	205,062	205,464	200,439	194,505	204,095	190,215

Asset Quality Data (Period End)	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
Nonaccrual loans and leases	$5,029	$7,871	$6,992	$6,165	$6,878
Troubled debt restructured	380	563	423	—	—
Other real estate owned	346	346	—	—	—
Nonperforming assets	6,900	10,358	10,422	9,680	8,795
Allowance for loan and lease losses	13,118	14,954	13,713	12,997	13,086
Nonperforming loans and leases / Loans and leases	0.45%	0.69%	0.75%	0.71%	0.65%
Allowance for loan and lease losses / Loans and leases	0.90%	1.04%	0.98%	0.96%	0.97%
Allowance for loan and lease losses / Nonperforming loans	200.15%	149.36%	131.58%	134.27%	148.79%

	For the three months ended,					For the twelve months ended,
	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	12/31/08	12/31/07
Net loan and lease charge-offs	$4,263	$1,804	$1,582	$1,088	$1,219	$8,737	$2,363
Net loan and lease charge-offs (annualized) / Average loans and leases	1.18%	0.50%	0.46%	0.32%	0.36%	0.62%	0.17%

Univest Corporation of Pennsylvania
Consolidated Selected Financial Data
December 31, 2008
(Dollars in thousands, except per share data)

	For the three months ended,					For the twelve months ended,
For the period:	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	12/31/08	12/31/07

Interest income	$26,524	$26,739	$27,010	$28,093	$29,245	$108,366	$116,533
Interest expense	9,630	10,148	10,370	12,162	13,715	42,310	54,127

Net interest income	16,894	16,591	16,640	15,931	15,530	66,056	62,406
Provision for loan and lease losses	2,427	3,046	2,297	999	433	8,769	2,166

Net interest income after provision	14,467	13,545	14,343	14,932	15,097	57,287	60,240
Noninterest income:
Trust fee income	1,171	1,578	1,628	1,627	1,428	6,004	5,921
Service charges on deposit accounts	1,723	1,719	1,708	1,658	1,764	6,808	6,822
Investment advisory commission and fee income	536	581	642	615	668	2,374	2,538
Insurance commissions and fee income	1,128	1,266	1,271	2,058	1,151	5,723	5,730
Life insurance income	25	241	1,734	791	379	2,791	1,503
Net (loss) gain on sales of and impairments on securities	(122)	(692)	(213)	56	125	(971)	435
Other income	798	793	1,134	852	972	3,577	3,930

Total noninterest income	5,259	5,486	7,904	7,657	6,487	26,306	26,879
Noninterest expense
Salaries and benefits	8,291	7,935	8,019	8,168	7,518	32,413	30,811
Premises and equipment	2,225	2,110	2,085	2,057	1,859	8,477	7,880
Other expense	4,351	3,620	4,981	3,383	3,259	16,335	13,520

Total noninterest expense	14,867	13,665	15,085	13,608	12,636	57,225	52,211

Income before taxes	4,859	5,366	7,162	8,981	8,948	26,368	34,908
Applicable income taxes	1,054	1,176	1,288	2,260	2,401	5,778	9,351

Net income	$3,805	$4,190	$5,874	$6,721	$6,547	$20,590	$25,557

Per Common Share Data:
Book value per share	$15.71	$15.83	$15.80	$15.83	$15.49	$15.71	$15.49
Net income per share:
Basic	$0.30	$0.33	$0.46	$0.52	$0.51	$1.60	$1.98
Diluted	$0.29	$0.33	$0.46	$0.52	$0.51	$1.60	$1.98
Dividends per share	$0.20	$0.20	$0.20	$0.20	$0.20	$0.80	$0.80
Weighted average shares outstanding	12,921,814	12,874,648	12,855,379	12,839,040	12,789,263	12,872,889	12,884,804
Period end shares outstanding	12,938,514	12,905,326	12,858,376	12,843,507	12,830,609	12,938,514	12,830,609

Univest Corporation of Pennsylvania
Consolidated Selected Financial Data
December 31, 2008

	For the three months ended,					Year to date
Profitability Ratios (annualized)	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	12/31/08	12/31/07

Return on average assets	0.75%	0.82%	1.16%	1.35%	1.33%	1.02%	1.32%
Return on average shareholders’ equity	7.37%	8.13%	11.50%	13.49%	13.35%	10.09%	13.44%
Net interest margin (FTE)	3.83%	3.76%	3.74%	3.66%	3.71%	3.75%	3.72%
Efficiency ratio (1)	64.32%	59.15%	57.34%	54.77%	54.45%	58.77%	55.87%

Capitalization Ratios

Dividends paid to net income	67.94%	61.50%	43.77%	38.22%	39.10%	50.03%	40.32%
Shareholders’ equity to assets (Period End)	9.75%	9.98%	10.09%	9.87%	10.07%	9.75%	10.07%

(1)	Total operating expenses to net interest income before loan loss provision plus non-interest income adjusted for tax equivalent income.